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                                                                    Exhibit 23.3

                        CONSENT OF INDEPENDENT AUDITORS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Kiewit Materials Company of our report dated February 24, 1999 relating to the combined financial statements and schedule of Pacific Rock Products, L.L.C. and River City Machinery L.L.C. (currently known as Pacific Rock Products Trucking L.L.C.).

/s/ PERKINS & COMPANY, P.C.

PERKINS & COMPANY, P.C.
PORTLAND, OREGON
OCTOBER 16, 2000